                                SUBSEQUENT TRANSFER AGREEMENT

        Pursuant  to  this  Subsequent  Transfer  Agreement  (the  "Agreement"),  dated  as of
September,  25th, 2006 between GMAC Mortgage Corporation,  as seller (the "Seller"), and GMACM
Home Equity Loan Trust 2006-HE3,  as issuer (the "Issuer"),  and pursuant to the mortgage loan purchase  agreement  dated as of August 30, 2006 (the  "Mortgage  Loan  Purchase  Agreement"),
among GMAC Mortgage  Corporation,  as a seller and servicer,  Walnut Grove Mortgage Loan Trust
2003-A,  as  a  Seller,   Residential  Asset  Mortgage  Products,   Inc.,  as  purchaser  (the
"Purchaser"),  the Issuer and JPMorgan Chase, National Association,  as indenture trustee (the
"Indenture  Trustee"),  the  Seller  and the  Issuer  agree to the sale by the  Seller and the purchase by the Issuer of the mortgage  loans listed on the  attached  Schedule of  Subsequent
Mortgage Loans (the "Subsequent Mortgage Loans").

        Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the indenture  dated as of August 30, 2006,  between the Issuer and the
Indenture   Trustee,   which  meanings  are  incorporated  by  reference  herein.   All  other
capitalized terms used herein shall have the meanings specified herein.

        Section 1.    Sale of Subsequent Mortgage Loans.

        (a)    The Seller  does  hereby  sell,  transfer,  assign,  set over and convey to the
Issuer,  without  recourse,  all of its right,  title and  interest  in and to the  Subsequent
Mortgage  Loans,  all  principal  received  and interest  thereon on and after the  Subsequent
Cut-Off  Date,  all  monies  due or to become due  thereon  and all items with  respect to the
Subsequent  Mortgage  Loans to be  delivered  pursuant  to Section  2.2 of the  Mortgage  Loan
Purchase Agreement;  provided,  however, that the Seller reserves and retains all right, title and interest in and to principal  received and interest  accruing on the  Subsequent  Mortgage
Loans prior to the Subsequent  Cut-Off Date. The Seller,  contemporaneously  with the delivery of this  Agreement,  has  delivered or caused to be delivered  to the  Indenture  Trustee each item set forth in Section 2.2 of the Mortgage Loan Purchase Agreement.

        The transfer to the Issuer by the Seller of the Subsequent  Mortgage Loans  identified on the  Mortgage  Loan  Schedule  shall be absolute  and is intended by the parties  hereto to constitute  a sale by the  Seller to the  Issuer on the  Subsequent  Transfer  Date of all the
Seller's  right,  title  and  interest  in and to the  Subsequent  Mortgage  Loans,  and other property  as and to the extent  described  above,  and the  Issuer  hereby  acknowledges  such transfer.  In the event the  transactions  set forth  herein shall be deemed not to be a sale, the  Seller  hereby  grants  to the  Issuer  as of the  Subsequent  Transfer  Date a  security interest in all of the  Seller's  right,  title and  interest  in, to and under all  accounts, chattel  papers,  general  intangibles,  contract  rights,  certificates  of deposit,  deposit accounts,  instruments,  documents, letters of credit, money, payment intangibles,  advices of credit,  investment  property,  goods and  other  property  consisting  of,  arising  under or related  to the  Subsequent  Mortgage  Loans,  and such other  property,  to secure all of the
Issuer's  obligations  hereunder,  and this Agreement  shall  constitute a security  agreement under  applicable  law.  The Seller  agrees to take or cause to be taken such  actions  and to execute  such  documents,  including  without  limitation  the filing of all  necessary  UCC-1 financing  statements  filed in the State of Delaware  and the  Commonwealth  of  Pennsylvania
(which shall be submitted for filing as of the Subsequent  Transfer  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the  name  or  corporate  structure  of the  Seller  or the  filing  of any  additional  UCC-1
financing   statements  due  to  the  change  in  the  principal  office  or  jurisdiction  of incorporation  of the Seller,  as are necessary to perfect and protect the Issuer's  interests in each Subsequent Mortgage Loan and the proceeds thereof.

        (b)    The expenses  and costs  relating to the  delivery of the  Subsequent  Mortgage
Loans, this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Seller.

        (c)    Additional terms of the sale are set forth on Attachment A hereto.

        Section 2.    Representations and Warranties; Conditions Precedent.

        (a)    The Seller hereby affirms the  representations  and  warranties  made by it and set forth in Section 3.1 of the Mortgage  Loan  Purchase  Agreement  that relate to the Seller or the  Subsequent  Mortgage  Loans as of the date hereof.  The Seller  hereby  confirms  that each of the  conditions  set forth in Section  2.2(b) of the Mortgage Loan Purchase  Agreement
are satisfied as of the date hereof and further  represents and warrants that each  Subsequent
Mortgage Loan  complies  with the  requirements  of this  Agreement and Section  2.2(c) of the
Mortgage  Loan  Purchase  Agreement.  GMACM,  as Servicer  of the  Subsequent  Mortgage  Loans
hereby  affirms  the  representations  and  warranties  made by it  regarding  the  Subsequent
Mortgage Loans as set forth in Section 3.1 of the Mortgage Loan Purchase Agreement.

        (b)    The  Seller is  solvent,  is able to pay its debts as they  become  due and has capital  sufficient  to carry on its business and its  obligations  hereunder;  it will not be rendered  insolvent by the execution and delivery of this  Instrument or by the performance of its  obligations  hereunder  nor is it  aware  of  any  pending  insolvency;  no  petition  of bankruptcy (or similar  insolvency  proceeding)  has been filed by or against the Seller prior to the date hereof.

        (c)    All terms and  conditions of the Mortgage Loan Purchase  Agreement  relating to the Subsequent Mortgage Loans are hereby ratified and confirmed;  provided,  however,  that in the  event  of  any  conflict  the  provisions  of  this  Agreement  shall  control  over  the conflicting provisions of the Mortgage Loan Purchase Agreement.

        Section 3.    Recordation  of  Instrument.  To the extent  permitted by applicable law or a memorandum  thereof if  permitted  under  applicable  law,  this  Agreement is subject to recordation  in all  appropriate  public  offices  for  real  property  records  in all of the counties or other comparable  jurisdictions  in which any or all of the properties  subject to the related Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere,  such  recordation  to be effected by the Servicer at the  Noteholders'  expense on direction of the Noteholders of Notes  representing  not less than a majority of the aggregate
Note  Balance  of the  Notes or the  Enhancer,  but only when  accompanied  by an  Opinion  of
Counsel  to  the  effect  that  such  recordation  materially  and  beneficially  affects  the interests  of the  Noteholders  or the  Enhancer or is  necessary  for the  administration  or servicing of the Subsequent Mortgage Loans.

        Section 4.    GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 5.    Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed,  shall be deemed to be an original and together shall constitute one and the same instrument.

        Section 6.    Successors  and Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.

                                            GMAC Mortgage Corporation,
                                               as Seller

                                            By: __________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE3, as Issuer

                                            By: WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as
                                                   Owner Trustee

                                            By: ________________________________________
                                                Name:
                                                Title:

                                            GMAC Mortgage Corporation,
                                               as Servicer

                                            By: ________________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

                                         Attachments

A.      Additional terms of sale.
B.      Schedule of Subsequent Mortgage Loans.
C.      Seller's Officer's Certificate.
D.      Seller's Officer's Certificate (confirmation of Enhancer approval).

                     GMACM HOME EQUITY LOAN TRUST 2006-HE3 (PRE-FUNDING)

                    ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                    September, 25th, 2006

A.
      1.   Subsequent Cut-Off Date:                                          August 31, 2006

      2.   Subsequent Transfer Date:                                         September 25, 2006
      3.   Aggregate Principal Balance of the Subsequent Mortgage Loans as   $287,307,413.61
           of the Subsequent Cut-Off Date:
      4.   Purchase Price:                                                   100.00%
B.
As to all Subsequent Mortgage Loans:
      1.   Longest stated term to maturity:                                  360 months
      2.   Minimum Loan Rate:                                                5.000%
      3.   Maximum Loan Rate:                                                17.500%
      4.   WAC of all Subsequent Mortgage Loans:                             8.845%
      5.   WAM of all Subsequent Mortgage Loans:                             N/A
      6.   Largest Principal Balance:                                        $496,000.00
      7.   Non-owner occupied Mortgaged Properties:                          0.00%
      8.   California zip code concentrations:                               20.61% and 6.11%
      9.   Condominiums:                                                     5.82%
      10.  Single-family:                                                    92.82%
      11.  Weighted average term since origination:                          226.00%
      12.  Principal balance of Subsequent Mortgage Loans with respect to    $7,040,057.70
           which the Mortgagor is an employee of GMACM or an affiliate of
           GMACM:
      13.  Number of Subsequent Mortgage Loans with respect to which the     2.45%
           Mortgagor is an employee of GMACM or an affiliate of GMACM:

                                       ADDITION NOTICE

DATE: September 25th, 2006

JPMorgan Chase, National Association              Moody's Investors Service, Inc.
227 W. Monroe Street, 26th Floor                  99 Church Street
Chicago, IL 60606                                 New York, New York 10007
..

Financial Guaranty Insurance Company              Standard & Poor's, a division of The
125 Park Avenue,                                  McGraw-Hill Companies, Inc.
New York, New York 10017                          55 Water Street
Re:  GMACM Home Equity Loan Trust 2006-HE3        New York, New York 10041-0003

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

                          Re: GMACM Home Equity Loan Trust 2006-HE3

Ladies and Gentlemen:

        Pursuant to Section 2.2 of the mortgage  loan  purchase  agreement  dated as of August
30,  2006 (the  "Purchase  Agreement"),  among  GMAC  Mortgage  Corporation,  as a Seller  and
Servicer,  Walnut Grove Mortgage Loan Trust 2003-A,  as a Seller,  Residential  Asset Mortgage
Products,  Inc., as Purchaser,  GMACM Home Equity Loan Trust 2006-HE3,  as Issuer and JPMorgan
Chase  Bank,  National  Association,  as  Indenture  Trustee,  the Seller has  designated  the
Subsequent  Mortgage  Loans  identified on the Mortgage Loan  Schedule  attached  hereto to be sold  to the  Issuer  on  September  25th,  2006,  with  an  aggregate  Principal  Balance  of
$287,307,413.61.  Capitalized  terms not otherwise  defined  herein have the meaning set forth in the Appendix A to the  indenture  dated as of August 30,  2006,  between the Issuer and the
Indenture Trustee.

        Please  acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                            Very truly yours,

                                            GMAC Mortgage Corporation,
                                               as Seller

                                            By: __________________________________
                                                Name: PATRICIA C. TAYLOR
                                                Title: VICE PRESIDENT

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK NATIONAL ASSOCIATION,
    as Indenture Trustee

By: ______________________________________
    Name:
    Title: